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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  DECEMBER 21, 2007
                                                  (DECEMBER 16, 2007)
                                                  -------------------

                            BULLION RIVER GOLD CORP.
               (Exact name of Company as specified in its charter)

          NEVADA                     333-85414                98-0377992
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification No.)

      3500 LAKESIDE COURT, SUITE 200                     89509
               RENO, NEVADA
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(Address of principal executive offices)              (Zip Code)


Company's telephone number, including area code:    (775) 324-4881
                                                    ----------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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THIS FORM 8-K AND OTHER REPORTS FILED BY BULLION RIVER GOLD CORP. (THE
"COMPANY"), FROM TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION (COLLECTIVELY THE "FILINGS") CONTAIN FORWARD LOOKING STATEMENTS AND INFORMATION THAT ARE BASED UPON BELIEFS OF, AND INFORMATION CURRENTLY AVAILABLE TO, THE COMPANY'S MANAGEMENT AS WELL AS ESTIMATES AND ASSUMPTIONS MADE BY THE COMPANY'S MANAGEMENT. WHEN USED IN THE FILINGS THE WORDS "ANTICIPATE", "BELIEVE", "ESTIMATE", "EXPECT", "FUTURE", "INTEND", "PLAN" OR THE NEGATIVE OF THESE TERMS AND SIMILAR EXPRESSIONS AS THEY RELATE TO THE COMPANY'S OR THE COMPANY'S MANAGEMENT IDENTIFY FORWARD LOOKING STATEMENTS. SUCH STATEMENTS REFLECT THE CURRENT VIEW OF THE COMPANY WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER FACTORS RELATING TO THE COMPANY'S INDUSTRY, OPERATIONS AND RESULTS OF OPERATIONS AND ANY BUSINESSES THAT MAY BE ACQUIRED BY THE COMPANY. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD THE UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED, BELIEVED, ESTIMATED, EXPECTED, INTENDED OR PLANNED.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS.

    (b)   RESIGNATION OF PRINCIPAL OFFICERS AND DIRECTORS

         Effective December 16, 2007, Mr. Lester C. Knight resigned as a member of the board of directors of the Company. Mr. Knight's resignation was not the result of any disagreement with or dispute over issues involving the management of the Company.

    (c)  Appointment of Director

         Effective December 21, 2007, by written consent of the board of directors, Dr. Ing. Jorg Otzen was appointed as a member of the Company's board of directors to fill the vacancy resulting from Mr. Knight's resignation.

         Dr. Otzen is currently the Managing Partner and a director of Meteor AG, and has been since 2005. Meteor AG is an engineering company that specializes in coil winding machinery. From 1999 to 2005, Dr. Otzen was the Head of Financial Services, for Ascom-Group, where he was responsible for all the M&A activities of this telecom equipment group. Dr. Otzen received his Bachelor of Science degree equivalent (Vordiplom) in Mechanical Engineering from Aachen Institute of Technology in 1988. He received a Master of Science equivalent in Mechanical Engineering from the University of Wisconsin in 1991. He received his Doctorate in Mechanical Engineering from the Aachen Institute of Technology in 1993. Dr. Otzen received a Master of Business Administration from Harvard University in 1995.

         There is no familial relationship among Dr. Otzen and any of the Company's directors or officers.

         During the last two years, there has been no transaction that the Company was or is a party to in which Dr. Otzen had or is to have a direct or indirect material interest. The Company and Dr. Otzen are negotiating a possible transaction, however the terms of the transaction are not final and the transaction is not certain to occur.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

    (c)   EXHIBITS.

  Exhibit No.        Description
  -----------        -----------

    10.1 Letter of Resignation, dated December 16, 2007 and signed by Lester C. Knight.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       BULLION RIVER GOLD CORP.
                                                       -------------------------
                                                              (Company)

Date       December 21, 2007
      ---------------------------
                                                  By:  /s/ Peter M. Kuhn
                                                       -------------------------
                                                 Name  Peter M. Kuhn
                                                       -------------------------
                                               Title:  Chief Executive Officer
                                                       -------------------------